Geographic information	12 Months Ended
Dec. 31, 2024
Geographic information
Geographic Information

21. Geographic information

The Company generates revenue from its SFD® survey system that enables the clients to focus their exploration decisions concerning land commitments, data acquisition expenditures and prospect prioritization on areas with the greatest potential. NXT conducts all of its survey operations from its head office in Canada, and occasionally maintains administrative offices in foreign locations if and when needed. Revenue fluctuations are a normal part of SFD® survey system sales and can vary significantly year-over-year.

Revenues for the years ended December 31, 2024 and 2023 was generated solely from the Hydrocarbon Right.  Revenues for the year ended December 31, 2023 was generated from one customer.

	2024	2023	2022
International	$644,294	$2,145,716	$-
Canada	-	-	-
	644,294	2,145,716	-